UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 17, 2019
(Date of earliest event reported)

Benchmark 2019-B11 Mortgage Trust
(Central Index Key Number 0001775756)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On June 17, 2019, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Benchmark 2019-B11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B11.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
3 Columbus Circle	4.9	4.2
ILPT Hawaii Portfolio	4.10	4.3
59 Maiden Lane	4.11	4.4
101 California	4.12	4.5
SWVP Portfolio	4.13	4.6
Arbor Hotel Portfolio	4.14	4.4
Green Hills Corporate Center	4.15	N/A
Moffett Towers II - Building V	4.16	4.4
Newport Corporate Center	4.17	4.7
Western Digital R&D Campus	4.18	N/A
Lakeside Apartments	4.19	4.4
Central Tower Office	4.20	4.7
Greenleaf at Howell	4.21	N/A
57 East 11th Street	4.22	4.4(1)
Heartland Dental Medical Office Portfolio	4.23	4.8

(1)       The subject Whole Loan will be serviced under that certain pooling and servicing agreement, dated as of May 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the GS Mortgage Securities Trust 2019-GC39 Commercial Mortgage Pass-Through Certificates, Series 2019-GC39 until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $939,691,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, together in such capacity with JPMS, DBSI, CGMI and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of May 22, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On June 17, 2019, the Registrant also sold the Class X-D, X-F, X-G, X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $104,410,181, to JPMS, DBSI and CGMI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated May 22, 2019, by and between the Depositor, JPMS, DBSI and CGMI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On June 17, 2019, the Registrant sold the VRR Interest (the “VRR Interest”, and collectively with the Public Certificates and the Private Certificates, the “Certificates”), having an aggregate initial principal amount of $54,952,694.03, to Deutsche Bank AG, New York Branch (the “Retaining Purchaser”), as purchaser, pursuant to a VRR Interest Purchase Agreement, dated May 22, 2019, between the Depositor, German American Capital Corporation and the Retaining Purchaser (the “VRR Interest Purchase Agreement”). The VRR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Benchmark 2019-B11 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed on June 17, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 40 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 17, 2019, between the Registrant and JPMCB, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 17, 2019, between the Registrant and GACC, and (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 17, 2019, between the Registrant and CREFI.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchaser, pursuant to the Certificate Purchase Agreement, and the Retaining Purchaser, pursuant to the VRR Interest Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated May 23, 2019 and as filed with the Securities and Exchange Commission on June 17, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 23, 2019.

On June 17, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $939,691,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,458,150, were approximately $1,030,782,570. Of the expenses paid by the Registrant, approximately $295,347 were paid directly to affiliates of the Registrant, $42,750 in the form of fees were paid to the Underwriters, $85,500 were paid to or for the Underwriters and $4,034,554 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018.

On June 17, 2019, the Registrant also transferred the VRR Interest, having a principal amount of $54,952,694.03, to Deutsche Bank AG, New York Branch (in such capacity, the “Retaining Party”), pursuant to the VRR Interest Purchase Agreement, dated as of May 22, 2019, between the Registrant, German American Capital Corporation (the “Retaining Sponsor”) and the Retaining Party. The VRR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Registrant on the Closing Date and causing the Retaining Party, its “majority owned affiliate” (as defined in the Credit Risk Retention Rules), to retain the VRR Interest.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the VRR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of Regulation S-K Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 22, 2019, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2019, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the Benchmark 2019-B10 certificates, dated as of April 1, 2019, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement governing the issuance of the ILPT Trust 2019-SURF certificates, dated as of March 7, 2019, by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the GSMS 2019-GC39 certificates, dated as of May 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the CALI Mortgage Trust 2019-101C certificates, dated as of March 6, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and as special servicer,

Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the BBCMS 2019-C3 certificates, dated as of June 1, 2019, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement governing the issuance of the BANK 2019-BNK18 certificates, dated as of May 1, 2019, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Pooling and Servicing Agreement governing the issuance of the WFCM 2019-C50 certificates, dated as of May 1, 2019, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Agreement Between Noteholders, dated as of March 13, 2019 by and between JPMorgan Chase Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder and Initial Note A-1-8 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-2-1 Holder, Note A-2-2 Holder, Note A-2-3 Holder, Note A-2-4 Holder and Note A-2-5 Holder, JPMorgan Chase Bank, National Association, as Initial Note B-1 Holder, and Deutsche Bank AG, acting through its New York Branch, as Note B-2 Holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of March 7, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-5-1 Holder, Initial Note A-5-2 Holder, Initial Note A-5-3 Holder and Initial Note A-5-4 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Initial Note A-6-1 Holder, Initial Note A-6-2 Holder and Initial Note A-6-3 Holder, UBS AG, New York Branch, as Initial Note A-3 Holder, Initial Note A-7-1 Holder, Initial Note A-7-2 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, Initial Note A-8-1 Holder and Initial Note A-8-2 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of April 11, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate

Funding Inc., as Initial Note A-2 Holder, and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.

Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of May 3, 2019, by and among Wells Fargo Bank, National Association, as trustee for the benefit of the registered holders of the CALI 2019-101C Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-101C, as Note A-1 Holder, Note A-2 Holder, Note B-1 Holder and Note B-2 Holder, Wells Fargo Bank, National Association, as trustee for the benefit of the registered holders of the Benchmark 2019-B10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B10, as Note A-8 Holder and Note A-9 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association as Initial Note A-6 Holder and Initial Note A-7 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of June 11, 2019, by and between Societe Generale Financial Corporation and JPMorgan Chase Bank, National Association.

Exhibit 4.14	Co-Lender Agreement, dated as of April 17, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of June 17, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.16	Agreement Between Noteholders, dated as of March 8, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note B-2 Holder and Initial Note C-2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Initial Note B-1 Holder and Initial Note C-1 Holder.

Exhibit 4.17	Agreement Between Noteholders, dated as of May 16, 2019, by and between Deutsche Bank AG, New York Branch, Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-1-C Holder, Initial Note B-1-A Holder, Initial Note B-1-B Holder, Initial Note C-1-A Holder, Initial Note C-1-B Holder and Initial Note D-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2-A Holder, Initial Note A-2-B Holder, Initial Note A-2-C Holder, Initial Note B-2-A Holder, Initial Note B-2-B Holder, Initial Note C-2-A Holder, Initial Note C-2-B Holder and Initial Note D-2 Holder.

Exhibit 4.18	Co-Lender Agreement, dated as of June 17, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.19	Co-Lender Agreement, dated as of March 1, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.20	Agreement Between Note Holders, dated as of April 26, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder.

Exhibit 4.21	Co-Lender Agreement, dated as of June 17, 2019, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.

Exhibit 4.22	Co-Lender Agreement, dated as of May 15, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.

Exhibit 4.23	Agreement Between Note Holders, dated as of December 12, 2018, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note A-10 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 17, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 17, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 23, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 17, 2019, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 17, 2019, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 17, 2019, Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 17, 2019	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Ian W. Sterling
Name: Ian W. Sterling Title: Executive Director & Assistant General Counsel

BENCHMARK 2019-B11: CURRENT REPORT ON FORM 8-K